UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 6

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Date of earliest reported) February 4, 2011

                        Commission File Number 001-33933


                         EXPLORE ANYWHERE HOLDING CORP.
             (Exact name of registrant as specified in its charter)

            Nevada                                               88-0319470
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

6150 West 200 South, #3, Wabash, Indiana                           46992
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 877.539.5644
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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION

On December 20, 2010, the Company entered into a Share Exchange Agreement (the "Explore Agreement"), with ExploreAnywhere, Inc., a private Nevada corporation ("Explore"), and Explore's shareholders (the "Shareholders"), whereby the Company will acquire from the Shareholders all the issued and outstanding shares of Explore in exchange for 2,613,750 shares of the Company's common stock. On February 4, 2011, the Company completed this transaction and Explore became a wholly-owned subsidiary of the Company.

The persons from whom the common shares of Explore were acquired were the investors in Explore and were:

                     One Stop Financial            600,000
                     Arthur Berke                  375,000
                     Richard D. Romero              15,000
                     Anthony Rich                   15,000
                     Michael Hill                  750,000
                     Abdelrahman A. Abbar          750,000
                     Dave Latchaw                   37,500
                     Timothy Regan                  37,500
                     Robert Sullivan                18,750
                     Steve Behan                    15,000

The formula used to determine the amount of consideration given to the shareholders of Explore was an exchange of shares on a 1 for 1 basis.

On February 4, 2011, the Company filed a Current Report on Form 8-K disclosing the closing of aforementioned transaction and its intention to file Explore's last two (2) fiscal years of audited financial statements and pro forma financial statements showing the effects of the acquisition and other information regarding Explore.

Immediately prior to the closing of the transactions pursuant to the Explore Agreement, the Company had 300,000,000 authorized shares of common stock, $0.001 par value, of which 262,500,000 were issued and outstanding, In connection with the Explore Agreement, the Company issued 2,613,750 shares of common stock to Explore's shareholders. On that date, the Company's largest shareholder cancelled a total of 233,190,000 shares of the Company's common stock. The cancellation of such shares reduced the Company's total issued and outstanding shares, after giving effect to the issuance of shares in connection with the acquisition of Explore described above to 31,923,750 shares. The shareholder that canceled a total of 233,190,000 shares of our common stock is Fernando Garcia. It is management's understanding that Mr. Garcia, who was the control person of Explore Anywhere Holding Corp., wished to merge an operating company into Explore Anywhere Holding Corp. and retain a minor equity position in the entity so that he could perhaps share in the growth of the operating business. When the shareholders and management of Explore agreed to merge with Explore, part of that agreement was that Mr. Garcia would retain a small minority equity position so that Explore Anywhere Holding Corp. could be structured in a manner that management believed would enhance the company's growth.

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Prior to the closing of the Agreement, the Company was a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")). Accordingly, pursuant to the requirements of Item 2.01(a)(f) of Form 8-K, set forth below is the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act giving effect to the acquisition of Explore.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On February 4, 2011, pursuant to the Explore Agreement, we issued 2,613,750 shares of common stock to the shareholders of Explore in exchange for 2,613,750 shares of Explore's common stock, which represented all of the issued and outstanding shares of Explore. The shares that we issued to the shareholders of Explore were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving a public offering.

Information set forth in Item 2.01 of this Current Report on Form 8-K with respect to the issuance of unregistered equity securities in connection with the Acquisition Agreement is incorporated by reference into this Item 3.02.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

Following the consummation of the Acquisition Agreement described in Item 2.01 of this Current Report on Form 8-K/A, we believe that we are not a shell corporation as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange Act. We are filing with this Current Report on Form8-K/A the information that would be required if Explore Anywhere Holding Corp. were filing a general form of registration on Form 10.

ITEM 1. BUSINESS

Explore Anywhere Holding Corp. (the "Company") was previously named PorFavor Corp. PorFavor was formed as a Nevada corporation in 1996. Through the transactions described elsewhere in this section, the Company acquired all of the issued and outstanding shares of common stock Explore, which is now the Company's wholly-owned subsidiary. The Company has changed its name to "Explore Anywhere Holding Corp." The Company, through Explore, is in the computer monitoring market, specializing in offering computer monitoring solutions for parents, corporations, and educational facilities. The practices of the Company is described more fully in "Business" section that follows further below.

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BUSINESS DEVELOPMENT

Explore was incorporated in the State of New Hampshire in 2002. In November 2007, Explore was reincorporated as a Nevada corporation. Explore has not been in bankruptcy or receivership at any time. Other than as described below, Explore has not had any material reclassification, merger, consolidation, or purchase or sale of a significant amount of assets not in the ordinary course of business.

On December 20, 2010, Explore and its shareholders entered into a Share Exchange Agreement with the Company, whereby the Company acquired all of the issued and outstanding shares of Explore from its shareholders in exchange for 2,613,750 shares of the Company's common stock (the "Share Exchange"). On February 4, 2011, the Company, Explore and Explore's shareholders closed the Share Exchange and Explore is now a wholly-owned subsidiary of the Company. The Company is presently continuing the development of the technology and software initiated by Explore.

BUSINESS

PRINCIPAL PRODUCTS

Explore is in the business of selling computer monitoring software and hardware products. One of its products has been designed and developed by the company. With regard to its remaining products, Explore acts as either an affiliated re-seller or rebrands products from outside suppliers.

Explore currently sells one computer software monitoring product ("Spybuddy") of which its management designed and developed in conjunction with an outside contract software engineer. The product "Spybuddy" has historically represented the majority of its sales, efforts remain ongoing to continue to support and develop this product. Explore acts as an affiliate re-seller of two similar products "Mobile Spy" and "Sniper Spy." At present these products are offered for sale on Explore's website, however there are no long term plans to promote or further develop these products. These products have not and do not represent a significant percentage of past or current company revenue. We may discontinue the sale of these products at any time in order to dedicate website space to support company owned product lines. Furthermore, the company has historically and currently offers a hardware keylogger. This product is re-branded by the company as "Keylogger HRD 2010," the company does not design or manufacture this product. The company sources the product from a third party. The company does not currently maintain inventory of this product, and long term decisions regarding future development of this product line have yet to be determined. Explore sells its products through its website and through various third party affiliate channels. The company does not presently sell within any physical retail stores. Explore, Inc. has a goal to continue development of the existing "Spybuddy" product line and to develop further company owned products for application within the monitoring software market.

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DISTRIBUTION METHODS

Explore sells its software products in a digital download format. It conducts sales from its website, exploreanywhere.com, and also through a limited network of online affiliate websites through Plimus.com and Regnow.com (affiliate processors). Affiliates sell these products on their own individual websites, the payments are collected by Plimus and Regnow, who then pay Explore minus a commission.

COMPETITIVE BUSINESS CONDITIONS

The computer monitoring industry continues to show consistent and substantial growth. Explore operates in this market and believes it will be able to expand into the worldwide marketplace. The market consists of multiple opportunities including Corporate Professional and IT Department employee monitoring, small business employee monitoring, parental control/child monitoring, educational organizations, and numerous other avenues which Explore plans to develop during expansion. The computer monitoring market is made up of many companies. SpectorSoft, Corp., founded in 1998, is an example of one of the largest competitors within the computer monitoring industry. According to Inc.com's "Inc.5000 list", latest available data illustrates that SpectorSoft experienced revenues of $13 million in 2006 with revenues growing to $16.8 million in 2009.

Explore will use multiple strategies in its attempt to gain a competitive edge. Mainly, as a public entity, Explore's increased funding potential may open opportunities for aggressive marketing campaigns, and the ability to offer an ever expanding and innovative product line.

Furthermore, Explore's Internet visibility remains somewhat viable; in spite of the current lack in advertising funds Explore's website still receives approximately 2,500 unique Internet visitors per month. This evidences that Explore, despite limited financial resources, has maintained limited but viable Internet visibility. Explore is determined to further this Internet visibility and believes that with sufficient funding our internet visibility, presence and customer base may significantly increase.

- EMPLOYEE MONITORING

As corporations, regardless of what industry, continually become more "connected" through Internet and networking technologies their exposure to the risks of employee inefficient time use, leakage of trade secrets (purposeful or inadvertent), or the violation of laws will likely only increase. Today, many corporations in response to the above risks take steps not only to block Internet content, but to also monitor employee Internet activities. A recent article on Computerworld.com EMPLOYEE MONITORING: WHEN IT IS ASKED TO SPY suggests that monitoring activities carried out by corporate IT managers may represent 20% of the IT manager's time.

Explore's management believes that Explore's products may be an effective aid for corporate IT managers in monitoring employee Internet activity.

- PARENTAL CONTROL AND CHILD MONITORING

Parents must continually question "What are kids really up to on the computer?" Explore's management believes that Explore has the ability, experience and tools necessary to aide parents in monitoring their children's Internet activities.

The Internet today poses many challenges for today's concerned parent:

Online child sexual predators are an unfortunate and persistent issue. The tragic occurrence of their exploits has been widely publicized by the media, especially television programs such as DATELINE NBC, have brought awareness of these dangers to many American households.

Furthermore, in addition to the dangers posed by adults on the Internet, parents today face the growing threat of "cyberbullying" whereby other children extend face-to-face bullying to e-mail, Internet chat rooms, and social networking websites. Current research by the Cyber Bullying Research Center (www. cyberbullying.us) indicates that 15-35% of teenagers have experienced some form of "cyberbullying."

Explore will seek exposure through various media venues in order to demonstrate that its products may be an effective aid for parents in monitoring their children's Internet activities. A recommendation for the utilization of Explore's monitoring software to help protect kids online, through either a paid product feature or notable mention might draw significant attention to the merit of Explore products. Additional market opportunities may arise if partnerships can be established with Internet and "child safety" orientated organizations such as, for example, Parent Teacher Association, Polly Klass Foundation, The Innocent Images National Initiative (IINI), Cyberbullying Research Center, Perverted Justice, National Crime Prevention Council and National Center for Missing and Exploited Children. Explore will seek to partner with these listed corporations and organizations as well as continuing to search for additional market partnerships that may aide the growth of Explore.

Explore does not expect that any government regulations will have an effect on its business.

Explore estimates it will expend $20,000 - $30,000 on research and development during the next 12 months.

There are no costs or effects on Explore with regards to compliance with any environmental laws.

Explore currently has 2 full-time employees and 2 part-time employees.

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ITEM 1A. RISK FACTORS

Any investment in our common stock involves a high degree of risk. Investors should carefully consider the risks described below and all of the information contained in this Current Report on Form 8-K before deciding whether to purchase our common stock. Our business, financial condition or results of operations could be materially adversely affected by these risks if any of them actually occur. Our shares of common stock are not currently listed on any national securities exchange. Our shares are quoted on the OTCMarkets.com, which is a quotation system. Some of these factors have affected our financial condition and operating results in the past or are currently affecting us. This Current Report on Form 8-K also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of certain factors, including the risks described below and elsewhere in this Current Report on Form 8-K.

RISKS RELATED TO OUR BUSINESS

WE NEED ADDITIONAL WORKING CAPITAL AND WITHOUT ADEQUATE CAPITAL, WE MAY NOT BE ABLE TO FULFILL OUR BUSINESS PLAN. We need additional working capital to fund our growth. However, we may not be able to access the capital we need on terms acceptable to us. If we can access financing, it may involve issuing debt or equity securities that are senior to our outstanding shares. Any issuance of convertible debt or equity securities may dilute the value of our current shares outstanding. If we issue debt securities or take loans from private investors, we may have to agree to certain covenants as a condition of those loans that restrict the manner in which we run our Company. In addition, if we cannot raise additional capital, it is likely that our potential growth will be restricted and we will be forced to scale back or curtail the implementation of our business plan. If we do not raise the additional capital, the value of your investment may decrease or become worthless.

WE DEPEND ON THE EXPERIENCE OF OUR EXISTING MANAGEMENT TEAM AND THE LOSS OF EITHER OUR CHAIRMAN OF THE BOARD OR CHIEF FINANCIAL OFFICER WOULD AFFECT OUR ABILITY TO IMPLEMENT OUR BUSINESS PLAN.

Our performance is substantially dependent on the performance of Bryan Hammond, our President and Chairman of the Board, and Khris Thetsy, our acting Chief Financial Officer. Both executives are knowledgeable about our Company and business plan. The loss of the services of either of these key employees would require us to expend significant time and resources to seek an adequate replacement. We would also have to invest in training and educating such replacement about our business. We have limited resources and it may be difficult for us to offer compensation that would allow us to attract well-qualified executive officers. If the replacement has less experience than our existing executive officers or does not understand our business as well, we may not implement our business plan successfully. Without the expertise of Bryan Hammond and Khris Thetsy or immediate and qualified successors, we may be forced to curtail operations or close the business entirely.

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IF WE ARE UNABLE TO RETAIN OR MOTIVATE KEY PERSONNEL OR HIRE QUALIFIED
PERSONNEL, WE MAY NOT BE ABLE TO GROW OUR BUSINESS EFFECTIVELY.

Our performance is largely dependent on the talents and efforts of highly-skilled individuals. Our future success depends on our continuing ability to identify, hire, develop, motivate and retain highly-skilled personnel for all areas of our organization, as well as to identify, contract with, motivate and retain contract personnel on an outsourced basis for special projects. Competition in our industry for qualified employees and contractors is intense. Our continued ability to compete effectively depends on our ability to attract new employees and to retain and motivate our existing employees and to retain contract personnel. As we become a more mature company, we may find our recruiting efforts more challenging. If we do not succeed in attracting excellent personnel or retaining or motivating existing personnel, we may struggle to grow our business.

OUR ABILITY TO OFFER OUR PRODUCTS AND SERVICES MAY BE AFFECTED BY A VARIETY OF UNITED STATES AND FOREIGN LAWS.

The laws relating to the liability of providers of online services for activities of their users are currently unsettled both in the United States and abroad. Claims have been threatened and filed under both United States and foreign law for defamation, libel, invasion of privacy and other data protection claims, tort, unlawful activity, copyright or trademark infringement, or other theories based on the nature and content of the materials searched and the ads posted or the content generated by our users. It is also possible we could be held liable for misinformation provided over the web when that information appears in our web search results. If one of these complaints results in liability to us, it could be potentially costly, encourage similar lawsuits, distract management and harm our reputation and possibly our business. Whether or not existing laws regulating or requiring licenses for certain businesses of our advertisers (including, for example, distribution of pharmaceuticals, adult content, financial services, alcohol or firearms), are applicable to us may be unclear. Existing or new legislation could expose us to substantial liability, restrict our ability to deliver services to our users, limit our ability to grow and cause us to incur significant expenses in order to comply with such laws and regulations.

OUR COMPUTER MONITORING SOFTWARE AND HARDWARE MAY NOT BE ACCEPTED BY THE MARKET.

Our success depends on the acceptance of our products in the marketplace. Market acceptance will depend upon several factors, including (i) the desire of consumers and corporations for the ability to monitor activities on their computers and (ii) our ability to market to those individuals and corporations who wish to monitor the use of their computers. A number of factors may inhibit acceptance of our products, including (i) the existence of competing products,
(ii) our inability to convince consumers that they need to pay for the products and services we offer, (iii) our inability to convince corporations that they need to pay for the products and services we offer or (iv) failure of individuals and corporations to use our products. If our products are not accepted by the market, we may have to curtail our business operations, which could have a material negative effect on operating results and result in a lower stock price.

THERE IS SIGNIFICANT COMPETITION IN OUR MARKET, WHICH COULD MAKE IT DIFFICULT TO ATTRACT CUSTOMERS, CAUSE US TO REDUCE PRICES AND RESULT IN REDUCED GROSS MARGINS OR LOSS OF MARKET SHARE.

The market for our products and services is highly competitive, dynamic and subject to frequent technological changes. We expect the intensity of competition and the pace of change to either remain the same or increase in the future. A number of companies offer products that provide the same or greater the functionality of our products. We may not be able to maintain our competitive position against current or potential competitors, especially those with significantly greater financial, marketing, service, support, technical and other resources. Competitors with greater resources may be able to undertake more extensive marketing campaigns, adopt more aggressive pricing policies and make more attractive offers to potential employees, distributors, resellers or other strategic partners. We expect additional competition from other established and emerging companies as the market for our products continues to develop.

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WE MAY NOT BE ABLE TO COMPETE SUCCESSFULLY AGAINST CURRENT AND FUTURE
COMPETITORS.

We will compete, in our current and proposed businesses, with other companies, some of which have far greater marketing and financial resources and experience than we do. We cannot guarantee that we will be able to penetrate this market and be able to compete at a profit. In addition to established competitors, other companies can easily enter our market and compete with us. Effective competition could result in price reductions, reduced margins or have other negative implications, any of which could adversely affect our business and chances for success. Competition is likely to increase significantly as new companies enter the market and current competitors expand their services. Many of these potential competitors are likely to enjoy substantial competitive advantages, including: larger technical staffs, greater name recognition, larger customer bases and substantially greater financial, marketing, technical and other resources. To be competitive, we must respond promptly and effectively to the challenges of technological change, evolving standards and competitors' innovations by continuing to enhance our services and sales and marketing channels. Any pricing pressures, reduced margins or loss of market share resulting from increased competition or our failure to compete effectively, could seriously damage our business and chances for success.

WE MAY NOT BE ABLE TO MANAGE OUR GROWTH EFFECTIVELY.

We must continually implement and improve our products and services, operations, operating procedures and quality controls on a timely basis, as well as expand, train, motivate and manage our work force in order to accommodate anticipated growth and compete effectively in our market segment. Successful implementation of our strategy also requires that we establish and manage a competent, dedicated work force and employ additional key employees in corporate management, product design, client service and sales. We can give no assurance that our personnel, systems, procedures and controls will be adequate to support our existing and future operations. If we fail to implement and improve these operations, there could be a material, adverse effect on our business, operating results and financial condition.

IF WE DO NOT CONTINUALLY INTRODUCE NEW PRODUCTS OR ENHANCE OUR CURRENT PRODUCTS, THEY MAY BECOME OBSOLETE AND WE MAY NOT BE ABLE TO COMPETE WITH OTHER COMPANIES.

Internet technology, software applications and related infrastructure are rapidly evolving. Our ability to compete depends on our ability to develop new technologies and products as well as our ability to improve the performance and reliability of our current products and services. We may not be able to keep pace with technological advances and our products may become obsolete. In addition, our competitors may develop related or similar products and bring them to market before we do, or do so more successfully, or develop technologies and products more effective than any that we have developed or are developing. If that happens, our business, prospects, results of operations and financial condition may be materially adversely affected.

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WE DO NOT OWN PATENTS ON OUR PRODUCTS AND IF OTHER COMPANIES COPY OUR PRODUCTS,
OUR REVENUES MAY DECLINE.

We do not own patents on the products we have developed and we do not currently intend to file for patent protection on those products. Therefore, another company could recreate the products we manufacture and could compete against us, which could adversely affect our revenues.

IF WE DO NOT SUCCEED IN OUR EXPANSION STRATEGY, WE MAY NOT ACHIEVE THE RESULTS WE PROJECT.

Our business strategy is designed to expand the sales of our products and services. Our ability to implement our plans will depend primarily on the ability to attract customers and the availability of qualified and cost effective sales personnel. There are no firm agreements for employment of additional marketing personnel, and we can give you no assurance that any of our expansion plans will be successful or that we will be able to establish additional favorable relationships for the marketing and sales of our products and services. We also cannot be certain when, if ever, we will be able to hire the appropriate marketing personnel and establish additional merchandising relationships.

ECONOMIC CONDITIONS COULD MATERIALLY ADVERSELY AFFECT OUR BUSINESS.

Our operations and performance depend to some degree on economic conditions and their impact on levels of consumer spending, which have recently deteriorated significantly in many countries and regions, including the regions in which we operate, and may remain depressed for the foreseeable future. For example, some of the factors that could influence the levels of consumer spending include continuing increases in fuel and other energy costs, conditions in the residential real estate and mortgage markets, labor and healthcare costs, access to credit, consumer confidence and other macroeconomic factors affecting consumer spending behavior. These and other economic factors could have a material adverse effect on demand for our products and on our financial condition and operating results.

RISKS RELATED TO OUR CAPITAL STRUCTURE

THERE IS NO CURRENT, ESTABLISHED TRADING MARKET FOR OUR COMMON STOCK, AND THERE IS NO ASSURANCE OF AN ESTABLISHED TRADING MARKET, WHICH WOULD ADVERSELY AFFECT THE ABILITY OF OUR INVESTORS TO SELL THEIR SECURITIES IN THE PUBLIC MARKET.

Our common stock is not currently listed for trading on any national securities exchange; our stock is quoted on OTCMarkets.com, is an inter-dealer, over-the-counter market that provides significantly less liquidity than the Nasdaq Global Market and NYSE Amex. Quotes for stocks included on the OTCMarkets.com are not listed in the financial sections of newspapers as are those for the NYSE Amex and The NASDAQ Stock Market. Therefore, prices for securities traded solely on the OTC Markets may be difficult to obtain and holders of common stock may be unable to resell their securities at or near their original offering price or at any price. In addition, even if a market does develop for our securities, it is likely that it will be illiquid and sporadic. You may find it very difficult to sell your stock.

THE MARKET PRICE AND TRADING VOLUME OF SHARES OF OUR COMMON STOCK MAY BE
VOLATILE.

When and if an established market develops for our securities, the market price of our common stock could fluctuate significantly for many reasons, including for reasons unrelated to our specific performance, such as reports by industry analysts, investor perceptions, or negative announcements by customers, competitors or suppliers regarding their own performance, as well as general economic and industry conditions. For example, to the extent that other large companies within our industry experience declines in their share price, our share price may decline as well. In addition, when the market price of a company's shares drops significantly, shareholders could institute securities class action lawsuits against the company. A lawsuit against us could cause us to incur substantial costs and could divert the time and attention of our management and other resources.

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SHARES ELIGIBLE FOR FUTURE SALE MAY ADVERSELY AFFECT THE MARKET PRICE OF OUR
COMMON STOCK, AS THE FUTURE SALE OF A SUBSTANTIAL AMOUNT OF OUTSTANDING STOCK IN THE PUBLIC MARKETPLACE COULD REDUCE THE PRICE OF OUR COMMON STOCK.

Additionally, the former shareholders of Explore may be eligible to sell all or some of our shares of common stock by means of ordinary brokerage transactions in the open market pursuant to Rule 144, promulgated under the Securities Act ("Rule 144"), subject to certain limitations. Under Rule 144, an affiliate stockholder who has satisfied the required holding period may, under certain circumstances, sell within any three-month period a number of securities which does not exceed the greater of 1% of the then outstanding shares of common stock or the average weekly trading volume of the class during the four calendar weeks prior to such sale. As of March 1, 2011, 1% of our issued and outstanding shares of common stock was equal to approximately 319,238 shares. Non-affiliate stockholders are not subject to volume limitations. Any substantial sale of common stock pursuant to any resale prospectus or Rule 144 may have an adverse effect on the market price of our common stock by creating an excessive supply.

IF WE FAIL TO MAINTAIN EFFECTIVE INTERNAL CONTROLS OVER FINANCIAL REPORTING, THE PRICE OF OUR COMMON STOCK MAY BE ADVERSELY AFFECTED.

We are required to establish and maintain appropriate internal controls over financial reporting. Failure to establish those controls, or any failure of those controls once established, could adversely impact our public disclosures regarding our business, financial condition or results of operations. Any failure of these controls could also prevent us from maintaining accurate accounting records and discovering accounting errors and financial frauds. Rules adopted by the SEC pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 require annual assessment of our internal control over financial reporting. The standards that must be met for management to assess the internal control over financial reporting as effective complex, and require significant documentation, testing and possible remediation to meet the detailed standards. We may encounter problems or delays in completing activities necessary to make an assessment of our internal control over financial reporting. If we cannot assess our internal control over financial reporting as effective, investor confidence and share value may be negatively impacted.

In addition, management's assessment of internal controls over financial reporting may identify weaknesses and conditions that need to be addressed in our internal controls over financial reporting or other matters that may raise concerns for investors. Any actual or perceived weaknesses and conditions that need to be addressed in our internal control over financial reporting, disclosure of management's assessment of our internal controls over financial reporting, or disclosure of our public accounting firm's attestation to or report on management's assessment of our internal controls over financial reporting may have an adverse impact on the price of our common stock.

WE MAY NOT BE ABLE TO ACHIEVE THE BENEFITS WE EXPECT TO RESULT FROM THE SHARE EXCHANGE.

On February 4, 2011, we closed the Share Exchange with the Company and the former shareholders of Explore, pursuant to which the Company acquired 100% of the issued and outstanding securities of Explore in exchange for shares of the Company's common stock. As a result, Explore became a 100%-owned subsidiary of the Company, and the Company's sole business operations became that of Explore.

We may not realize the benefits that we hoped to receive as a result of the Share Exchange, which include:

     *    access to the capital markets of the United States;

     * the increased market liquidity expected to result from exchanging stock in a private company for securities of a public company that may eventually be traded;

     * the ability to use registered securities to make acquisition of assets or businesses;

     *    increased visibility in the financial community;

     *    enhanced access to the capital markets;

     *    improved transparency of operations; and

     * perceived credibility and enhanced corporate image of being a publicly traded company.

There can be no assurance that any of the anticipated benefits of the Share Exchange will be realized with respect to our new business operations. In addition, the attention and effort devoted to achieving the benefits of the Share Exchange and attending to the obligations of being a public company, such as reporting requirements and securities regulations, could significantly divert management's attention from other important issues, which could materially and adversely affect our operating results or stock price in the future.

COMPLIANCE WITH CHANGING REGULATION OF CORPORATE GOVERNANCE AND PUBLIC DISCLOSURE WILL RESULT IN ADDITIONAL EXPENSES.

Changing laws, regulations and standards relating to corporate governance and public disclosure, including the Sarbanes-Oxley Act of 2002 and related SEC regulations, have created uncertainty for public companies and significantly increased the costs and risks associated with accessing the public markets and public reporting. For example, on January 30, 2009, the SEC adopted rules requiring companies to provide their financial statements in interactive data format using the eXtensible Business Reporting Language, or XBRL. We will have to comply with these rules by June 15, 2011. Our management team will need to invest significant management time and financial resources to comply with both existing and evolving standards for public companies, which will lead to increased general and administrative expenses and a diversion of management time and attention from revenue generating activities to compliance activities.

OUR COMMON STOCK IS CONSIDERED A "PENNY STOCK," AND THEREBY IS SUBJECT TO ADDITIONAL SALE AND TRADING REGULATIONS THAT MAY MAKE IT MORE DIFFICULT TO SELL.

Our common stock, which is quoted for trading on the OTCMarkets.com, is considered to be a "penny stock" because of the following reasons: (i) it trades at a price less than $5.00 per share; (ii) it is NOT traded on a "recognized" national exchange; (iii) it is NOT quoted on the Nasdaq Capital Market, or even if so, has a price less than $5.00 per share; or (iv) is issued by a company that has been in business less than three years with net tangible assets less than $5 million.

The principal result or effect of being designated a "penny stock" is that securities broker-dealers participating in sales of our common stock will be subject to the "penny stock" regulations set forth in Rules 15-2 through 15g-9 promulgated under the Exchange Act. For example, Rule 15g-2 requires broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document at least two business days before effecting any transaction in a penny stock for the investor's account. Moreover, Rule 15g-9 requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult and time consuming for holders of our common stock to resell their shares to third parties or to otherwise dispose of them in the market or otherwise.

WE DO NOT FORESEE PAYING CASH DIVIDENDS IN THE FORESEEABLE FUTURE AND, AS A RESULT, OUR INVESTORS' SOLE SOURCE OF GAIN, IF ANY, WILL DEPEND ON CAPITAL APPRECIATION, IF ANY.

We do not plan to declare or pay any cash dividends on our shares of common stock in the foreseeable future and currently intend to retain any future earnings for funding growth. As a result, investors should not rely on an investment in our securities if they require the investment to produce dividend income. Capital appreciation, if any, of our shares may be investors' sole source of gain for the foreseeable future. Moreover, investors may not be able to resell their shares of our common stock at or above the price they paid for them.

ITEM 2. FINANCIAL INFORMATION

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

LIQUIDITY AND CAPITAL RESOURCES

At December 31, 2010, we had a working capital deficit of $(140,295) (December 31, 2009: $73,049). At December 31, 2010 our assets consisted of cash of $12,643 and property and equipment of $22,183. This compared to our assets as of December 31, 2009, consisting of cash of $3,482 and property and equipment of $28,806.

At December 31, 2010, our total current liabilities increased to $175,121 ($105,337 as at December 31, 2009). We recognized $11,683 in revenue for the year ended December 31, 2010 (December 31, 2009: $34,138).

RESULT OF OPERATIONS

For the year ended December 31, 2020, operating expenses were $72,825 ($48,565 for the year end December 31, 2009). Operating expenses for the year end December 31, 2010, consisted of selling, general and administration costs.

We earned other income (expenses) in the form of interest expense in the amount of $(6,104) for the year ended December 31, 2010 (December 31, 2009: $(11,071).

From inception to December 31, 2010, we have incurred an accumulated deficit of $(488,795) (December 31, 2009: $421,549). As of March 18, 2011, our cash balance is approximately $20,000. We do not have any lending arrangements in place with banking or financial institutions and we do not anticipate that we will be able to secure these funding arrangements in the near future. We may attempt to sell additional equity shares or issue debt to support our operations. Any sale of additional equity securities will result in dilution to our stockholders. There can be no assurance that additional financing will be available to us or, if available to us, on acceptable terms.

We believe our market risk exposures arise primarily from exposures to fluctuations in interest rates. We do not use derivative financial instruments to manage risks or for speculative or trading purposes.

PLAN OF OPERATION FOR THE NEXT TWELVE (12) MONTHS

We will need $100,000 to sustain our operations. Our plan is to increase sales revenue to meet our operating needs. However, it is very likely that we will not be able to increase our sale revenue sufficiently to meet these needs. It is also unlikely that we will be able to satisfy our repayment obligations for our outstanding notes payable, which total $100,000. These notes consist of one (1) unsecure, convertible promissory note for $50,000 which became due and payable on February 6, 2009, and four (4) unsecure promissory notes totaling $50,000 which mature on March 31, 2011. The Holder of the convertible promissory note has the option to convert all amounts owed under such note, including accrued interest, into shares of our common stock at the conversion price of $0.05 per share. Although we have defaulted on the payment of this note, the holder has not elected to convert the note into shares of common stock nor has the holder taken any legal action against. If the holder does elect to convert the note into shares of our common stock, we would have to issue 1 million shares for the principal amount of the note plus additional shares for the interest accrued on the principal balance.

However, the holder of such note can take legal action against seeking enforcement of the note. If we are unable to repay the other four (4) promissory notes on March 31, 2011, the holders of such notes will also have the right to take legal action seeking enforcement of the note. If any legal action is taken against us, we would face the risk of having to deplete our limited cash resources to defend against such suit or face the entry of a default judgment. In either event, such action would have grave impact on our operations.

Our ability to continue operations will be dependent upon the successful completion of additional long-term or permanent equity financing, the support of creditors and shareholders, and, ultimately, the achievement of profitable operations. There can be no assurances that we will be successful, which would in turn significantly affect our ability to be successful in our new business plan. If not, we will likely be required to reduce operations or liquidate assets. We will continue to evaluate our projected expenditures relative to our available cash and to seek additional means of financing in order to satisfy our working capital and other cash requirements.

OFF BALANCE SHEET ARRANGEMENTS.

None.

ITEM 3. PROPERTIES

Explore does not own any property or real estate. Explore uses for its office space a residence owned by a family member of William Corso, one of our executive officers and board members. Explore uses this residence without any accrual of rental fees or other charges.

ITEM 4. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the closing date of the Exchange, March 1, 2011, regarding the beneficial ownership of our common stock, by (i) each person or entity who, to our knowledge, beneficially owns more than 5% of our common stock; (ii) each executive officer and named officer; (iii) each director; and (iv) all of our officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each of the stockholders named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned. Except as otherwise indicated, the address of each of the stockholders listed below is: c/o Explore Anywhere Holding Corp., 6150 West 200 South, #3, Wabash, Indiana. The percentages stated in the following table are based upon 31,923,750 shares issued and outstanding.

                                                Beneficially          Percentage
Name of Beneficial Owner                    Beneficially Owned(1)       Owned(1)
------------------------                    ---------------------       --------
Oliver Nelson -
  Chief Executive Officer                           500,000               1.5%

Bryan Hammond -
  President/Chairman of the Board                 2,500,000               7.8%

Khris Thetsey -
  Chief Financial Officer                               -0-                -0-

William Corso -
  Secretary/Treasurer and Director               11,500,000              36.0%

All officers and directors
 as a group (3 individuals)                      14,500,000              45.4%

(1) Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of March 1, 2011. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

ITEM 5. EXECUTIVE OFFICERS AND DIRECTORS

The following persons are our executive officers and directors as of March 1, 2011 and hold the positions set forth opposite their respective names.

    Name                         Age                   Position
    ----                         ---                   --------
Oliver Nelson                    27          Chief Executive Officer

Bryan Hammond                    26          President and Chairman of the Board

Khris Thetsey                    38          Chief Financial Officer

William Corso                    27          Secretary/Treasurer and Director

Our directors hold office until the earlier of their death, resignation or removal by stockholders or until their successors have been qualified. Our officers are elected annually by, and serve at the pleasure of, our board of directors. We feel our officers and directors should serve in such capacity in light of our business structure because: they all have a degree or professional diploma or they have management knowledge, they have previous experience in the industry and are able to adapt to changes within the industry, and they are able to work resourcefully to strategize for the Company.

BIOGRAPHIES

MR. OLIVER NELSON - CHIEF EXECUTIVE OFFICER

Mr. Nelson is an advertising and marketing professional with a diverse background that includes experience in both the b2b and b2c realms. He has managed national marketing projects for private and public organizations ranging from traditional direct mail efforts to modern search marketing pay per click campaigns. From April 2011 to present, Mr. Nelson has been a search marketing supervisor for Havas Digital, a marketing solutions company. In that position, Mr. Nelson has been responsible for monitoring and improving existing accounts. From April 2010 to April 2011, Mr. Nelson was a marketing analyst for Yodle, a digital advertising agency. In that position, Mr. Nelson was responsible for deploying and executing new accounts while monitoring and improving existing accounts. From August 2006 through August 2009, Mr. Nelson was a Senior Coordinator - Marketing for College Coach, a division of Bright Horizons Family Solutions LLC, in Watertown, Massachusetts. In that position, Mr. Nelson was responsible for executing marketing campaigns including all e-marketing PPC search, affiliate, and SEO initiatives. From August 2008 to June 2009, Mr. Nelson served as a consultant to Explore, which is now the Company's wholly-owned subsidiary, to provide advice on all aspects the Company's business operations. From September 2005 to October 2007, Mr. Nelson served as Chief Marketing Officer for Search Rate Technologies LLC, a start-up search engine software company located in Boston, Massachusetts. Mr. Nelson graduated from the Boston College Carroll School of Management in 2006 with a Bachelors of Science Degree in marketing. Mr. Nelson has a significant entrepreneurial background and has served several start-up organizations in various capacities. In addition, Mr. Nelson is a commissioned officer graduate of the United States Army Intelligence School and is a member of the MI Corps of the United States Army. In this role, he has acquired direct experience deploying and operating computer surveillance software.

MR. BRYAN HAMMOND - PRESIDENT AND CHAIRMAN OF THE BOARD

In 2001, Mr. Hammond turned his attention toward developing and innovating technologies that protected children from the increasing dangers of the Internet by founding Explore Software in 2002. Mr. Hammond attended the University of New Hampshire Whittemore School of Business and Economics studying Business Administration, but left after one year of study to continue his management of Explore full time as CEO. In August of 2009 Mr. Hammond stepped down as the CEO of Explore, but remains as the President and Chairman of the Board. Mr. Hammond serves as Explore's leader for development strategy. Mr. Hammond is also founder and CEO of Hammond Industries, a web development and Internet marketing company that specializes in international and domestic traffic monetization.

MR. KHRIS THETSY - ACTING CHIEF FINANCIAL OFFICER

Mr. Thetsy is currently the Acting Chief Financial Officer for Explore, Inc. He was hired as the interim CFO in January of 2010. Mr. Thetsy has more than nine years of experience as a Chief Financial Officer for startup to midsize companies, and managed growth for both private and publicly traded companies in a variety of industries. Since August 2009, Mr. Thetsy has been the CFO Partner/Managing Director of iCFO, which is a San Diego, California based group of financial experts that provide financial and strategic planning to small to medium sized businesses. From January 2009 to August 2009, Mr. Thetsy was the Chief Financial Officer for Aciontalk International, Inc., of Vista, California, which is a long distance telecommunications provider. From June 2007 to January 2009, Mr. Thetsy served as CFO Partner and Co-founder of CFO In The Box, of San Diego, California, which provided interim CFO services, outsource controller, CPA and tax services. From April 2002 to June 2007, Mr. Thetsy was the Chief Financial Officer for Beyond Outside, Inc. of San Diego, California, which is an E-Commerce/online retailer for adventure sporting goods. Mr. Thetsy attended National University and received his undergraduate degree in Accounting in 1997.

MR. WILLIAM CORSO - SECRETARY/TREASURER, MEMBER OF THE BOARD OF DIRECTORS

Mr. Corso, from December 2006 until April 2011, was the Vice President of Durni Companies LLC, a real estate and Internet investment holding company founded in December 2006 and located in Allston, Massachusetts. Mr. Corso worked to maximize revenue from direct navigation traffic from domain name portfolios by means of pay-per-click advertising. From January 2005 to June 2005 and then again from January 2006 to June 2006, Mr. Corso was a claims Intern for surplus lines insurer Lexington Insurance Company, a Chartis Inc. company, out of Boston, Massachusetts. None of these corporations or organizations that Mr. Corso has been employed by is a parent, subsidiary or other affiliate of the Company. However the owner and president of Durni Companies LLC, Mr. Gavin Durni, served as a member of the Board of Directors of the Company from March 23, 2010 to November 8, 2010. Mr. Durni also served as a member of the Board of Directors of ExploreAnywhere Inc. from November 2007 to October 25, 2010. Mr. Corso received his Bachelors of Science in Business Administration with a concentration in Finance, magna cum laude, from Northeastern University College of Business Administration in May 2007. Mr. Corso has served as a director on the Board of Explore, Inc. since November 2007.

ITEM 6. EXECUTIVE COMPENSATION

Except as provided below, Explore's executive's currently do not draw any salary. The following table sets forth certain information relating to all compensation of our named executive officers for services rendered in all capacities to the Company during the years ended December 31, 2010 and 2009:

                           SUMMARY COMPENSATION TABLE

      Name and                   Fiscal                      Stock       Option        All Other         Total
Principal Position                Year         Salary        Awards      Awards      Compensation     Compensation
------------------                ----         ------        ------      ------      ------------     ------------
Boyd V. Applegate,                2010      $     -0-       $  -0-       $  -0-         $  -0-         $     -0-
PEO/CEO/Pres., Director(2)        2009      $     -0-       $  -0-       $  -0-         $  -0-         $     -0-

Christina Applegate,              2010      $     -0-       $  -0-       $  -0-         $  -0-         $     -0-
CFO/Sec./Treas./ Director         2009      $     -0-       $  -0-       $  -0-         $  -0-         $     -0-

Bryan Hammond, PEO/Chairman       2010      $     -0-       $  -0-       $  -0-         $  -0-         $     -0-
of the Board

William Gerlib,                   2010      $     -0-       $  -0-       $  -0-         $  -0-         $     -0-
Pres./Sec./Treas.

Khris Thetsy, (1) acting CFO      2010      $8,122.50       $  -0-       $  -0-         $  -0-         $8,122.50

Footnote (1) All amounts earned by Mr. Thetsy are payable to his consulting company, iCFO Consulting. iCFO Consulting charges Explore for services rendered to Explore at the rate of $150 per hour. Explore does not have any retainer on account with iCFO Consulting. It is estimated that iCFO will charge Explore approximately $5,000 per quarter for its services.

EMPLOYMENT AGREEMENTS

We have not entered into any employment agreements.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

We have no outstanding equity awards, including common stock options.

COMPENSATION COMMITTEE

We have not formed an independent compensation committee.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION.
Mr. Bryan Hammond participated in our Board of Directors, deliberations concerning the Company's executive officer compensation.

DIRECTOR COMPENSATION

No compensation has been to date by Explore to any non-employee directors.

ITEM 7. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Explore has not entered into any related party transactions during its last fiscal year that would be required to be reported pursuant to Item 404(d) of Regulation S-K.

ITEM 8. LEGAL PROCEEDINGS

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business. As of the filing date of this Form 8-K, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of our operations. There are no proceedings in which any of our directors, officers or affiliates, or any registered or beneficial shareholder, is an adverse party or has a material interest adverse to our interest.

ITEM 9. MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our common stock, par value $0.001 per share, has a trading symbol ("PFVR") but has been thinly traded on the OTCMarkets.com.

The market price of our common stock is subject to significant fluctuations in response to variations in our quarterly operating results, general trends in the market, and other factors, over many of which we have little or no control. In addition, broad market fluctuations, as well as general economic, business and political conditions, may adversely affect the market for our common stock, regardless of our actual or projected performance.

HOLDERS

As of the date of this Current Report, 31,923,750 shares of common stock are issued and outstanding. There are approximately 29 shareholders of record of our common stock.

TRANSFER AGENT AND REGISTRAR

The Transfer Agent for our common stock is Action Stock Transfer Corp., with an address at 7069 S. Highland, Suite 300, Salt Lake City, Utah 84121. Action Stock's telephone number is (801) 274-1088.

PENNY STOCK REGULATIONS

The SEC has adopted regulations which generally define "penny stock" to be an equity security that has a market price of less than $5.00 per share. Our Common Stock, when and if a trading market develops, may fall within the definition of penny stock and be subject to rules that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000, or annual incomes exceeding $200,000 individually, or $300,000, together with their spouse).

For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's prior written consent to the transaction. Additionally, for any transaction, other than exempt transactions, involving a penny stock, the rules require the delivery, prior to the transaction, of a risk disclosure document mandated by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and, if the broker-dealer is the sole market-maker, the broker-dealer must disclose this fact and the broker-dealers presumed control over the market. Finally, monthly statements must be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. Consequently, the "penny stock" rules may restrict the ability of broker-dealers to sell our Common Stock and may affect the ability of investors to sell their Common Stock in the secondary market.

DIVIDEND POLICY

Any future determination as to the declaration and payment of dividends on shares of our common stock will be made at the discretion of our board of directors out of funds legally available for such purpose. We are under no contractual obligations or restrictions to declare or pay dividends on our shares of common stock. In addition, we currently have no plans to pay such dividends. However, even if we wish to pay dividends, we may be restricted from distributing dividends to our holders of shares of our common stock in the future if at the time we are unable to obtain sufficient dividend distributions from and of Explore Our board of directors currently intends to retain all earnings for use in the business for the foreseeable future. See "Risk Factors." EQUITY COMPENSATION PLAN INFORMATION None.

ITEM 10. RECENT SALES OF UNREGISTERED SECURITIES

On February 4, 2011, the Company issued 2,613,750 shares of the Company's common stock to the former shareholders of Explore in exchange for all of the shareholders' issued and outstanding shares of Explore. These shares of Common Stock were not registered under the Securities Act. These securities qualified for exemption under Section 4(2) of the Securities Act since the issuance of securities by us did not involve a public offering. The offering was not a "public offering" as defined in Section 4(2) due to the insubstantial number of persons involved in the deal (13), the size of the offering, manner of the offering and number of securities offered.

We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, the new shareholders had the necessary investment intent as required by Section 4(2) since it agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a "public offering." Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act for Share Exchange transaction.

USE OF PROCEEDS FROM SALE OF REGISTERED SECURITIES

Not applicable.

ITEM 11. DESCRIPTION OF SECURITIES

COMMON STOCK

On April 23, 2010, the Company's Board of Directors (the "Board") approved a forward split of 10:1 resulting in increasing the common stock issued and outstanding from 17,500,000 shares to 175,000,000. The Company's financial statements were adjusted to reflect the effects of the recapitalization.

On April, 27, 2010, the Board approved an amendment to increase the Company's authorized common stock to 200,000,000 shares with par value of $0.001. On November 10, 2010, the Company had an additional forward split of 1.5:1 resulting in an increase of the number of shares of the Company's authorized common stock from 200,000,000 shares to 300,000,000 shares authorized and increased the Company's issued and outstanding shares to 262,500,000.

On November 10, 2010, the Company formally changed its name from Porfavor Corporation to Explore Anywhere Holding Corporation.

Each record holder of common stock is entitled to one vote for each share held in all matters properly submitted to the stockholders for their vote. Cumulative voting for the election of directors is not permitted by the Company's By-Laws.

DIVIDEND POLICY

Any future determination as to the declaration and payment of dividends on shares of our common stock will be made at the discretion of our board of directors out of funds legally available for such purpose. We are under no contractual obligations or restrictions to declare or pay dividends on our shares of common stock. In addition, we currently have no plans to pay such dividends. However, even if we wish to pay dividends, we may be restricted from distributing dividends to our holders of shares of our common stock in the future if at the time we are unable to obtain sufficient dividend distributions from and of Explore Our board of directors currently intends to retain all earnings for use in the business for the foreseeable future. See "Risk Factors."

STOCK PURCHASE WARRANTS

None.

STOCK PURCHASE OPTIONS

None.

ITEM 12. INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Nevada General Corporation Law requires the Company to indemnify officers and directors for any expenses incurred by any officer or director in connection with any actions or proceedings, whether civil, criminal, administrative, or investigative, brought against such officer or director because of his or her status as an officer or director, to the extent that the director or officer has been successful on the merits or otherwise in defense of the action or proceeding. The Nevada General Corporation Law permits a corporation to indemnify an officer or director, even in the absence of an agreement to do so, for expenses incurred in connection with any action or proceeding if such officer or director acted in good faith and in a manner in which he or she reasonably believed to be in or not opposed to the best interests of the Company and such indemnification is authorized by the stockholders, by a quorum of disinterested directors, by independent legal counsel in a written opinion authorized by a majority vote of a quorum of directors consisting of disinterested directors, or by independent legal counsel in a written opinion if a quorum of disinterested directors cannot be obtained.

The Nevada General Corporation Law prohibits indemnification of a director or officer if a final adjudication establishes that the officer's or director's acts or omissions involved intentional misconduct, fraud, or a knowing violation of the law and were material to the cause of action. Despite the foregoing limitations on indemnification, the Nevada General Corporation Law may permit an officer or director to apply to the court for approval of indemnification even if the officer or director is adjudged to have committed intentional misconduct, fraud, or a knowing violation of the law.

The Nevada General Corporation Law also provides that indemnification of directors is not permitted for the unlawful payment of distributions, except for those directors registering their dissent to the payment of the distribution.

According to Section 10 of the Company's bylaws, the Company is authorized to indemnify its directors to the fullest extent authorized under Nevada Law subject to certain specified limitations. Insofar as indemnification for liabilities arising under the Securities Act may be provided to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

ITEM 13. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Please see our financial statements attached as Exhibit 99.1 of this Current Report.

ITEM 14. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

ITEM 15. FINANCIAL STATEMENTS AND EXHIBITS

Please see our financial statements attached as Exhibit 99.1 of this Current Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired. In accordance with Item 9.01(a), the audited financial statements of Explore, for the fiscal years ended December 31, 2010 and 2009 are attached to this Current Report on Form 8-K/A as
Exhibit 99.1.

(b) Pro forma financial information. Pro forma financial information showing the effects of the acquisition of Explore are filed with this Current Report on Form 8-K/A as Exhibit 99.2 and cover the following periods:

(c) Shell company transactions. The audited financial statements of Explore for the fiscal years ended December 31, 2010 and 2009 are attached to this Current Report on Form 8-K/A as Exhibit 99.1.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K/A.

Exhibit No.                        Description
-----------                        -----------

3(i)        Articles of Incorporation and Amendments(1)

3(ii)       Bylaws(1)

10.1 Share Exchange Agreement, dated December 20, 2010, between the registrant and the shareholders of ExploreAnywhere, Inc.(2)

99.1 ExploreAnywhere, Inc. Audited financial statements for the years ended December 31, 2008 and 2009

99.2 Pro Forma financial statements showing the effects of the acquisition of ExploreAnywhere, Inc.

----------
(1) Incorporated by reference to the Exhibits filed with the registrant's registration statement on Form SB-2, filed with the Securities and Exchange Commission on January 17, 2008, file number 333-148732.
(2) Incorporate by reference to the Exhibit filed with Amendment No. 5 the registrant's Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 19, 2011.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: October 17, 2011

EXPLORE ANYWHERE HOLDING CORP.


By: /s/ Bryan Hammond
   -----------------------------------
Name:  Bryan Hammond
Title: President

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